Exhibit 99

Total Business Segments

	Fiscal 2012
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales—Total Business Segments	$1,029	$1,090	$965	$1,016	$4,100
Intercompany elimination	4	2	—	—	6

	1,025	1,088	965	1,016	4,094
Less:
Dispositions	34	18	3	—	55

Adjusted net sales (1)	$991	$1,070	$962	$1,016	$4,039

Operating segment income	$71	$117	$87	$76	$351
Less: Increase/(decrease) in operating segment income from:
Dispositions	4	3	1	—	8
Restructuring actions	(9)	(1)	—	(11)	(21)
Accelerated depreciation	(6)	(6)	(7)	(5)	(24)
Pension curtailment/withdrawal/other	—	—	—	(8)	(8)

Adjusted operating segment income (1)	$82	$121	$93	$100	$396

	Fiscal 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales—Total Business Segments	$1,005	$1,066	$942	$1,018	$4,031
Intercompany elimination	3	4	3	2	12

	1,002	1,062	939	1,016	4,019
Less:
Dispositions	36	35	32	32	135

Adjusted net sales (1)	$966	$1,027	$907	$984	$3,884

Operating segment income	$85	$121	$103	$77	$386
Less: Increase/(decrease) in operating segment income from:
Dispositions	1	—	1	1	3
Restructuring actions	(1)	—	(2)	(11)	(14)
Accelerated depreciation	(2)	—	—	—	(2)
Impairment charges	—	—	—	(15)	(15)

Adjusted operating segment income (1)	$87	$121	$104	$102	$414

(1)	Adjusted net sales and Adjusted operating segment income are non-GAAP financial measures. See detailed explanation of these non-GAAP measures at the end of this report.

Retail

	Fiscal 2012
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$698	$761	$691	$734	$2,884

Adjusted net sales (1)	$698	$761	$691	$734	$2,884

Operating segment income	$44	$85	$73	$72	$274
Less: Increase/(decrease) in operating segment income from:
Restructuring actions	(8)	—	—	(6)	(14)
Accelerated depreciation	(6)	(6)	(6)	(2)	(20)
Pension curtailment/withdrawal/other	—	—	—	(5)	(5)

Adjusted operating segment income (1)	$58	$91	$79	$85	$313

	Fiscal 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$681	$730	$651	$698	$2,760

Adjusted net sales (1)	$681	$730	$651	$698	$2,760

Operating segment income	$59	$87	$84	$73	$303
Less: Increase/(decrease) in operating segment income from:
Restructuring actions	(1)	—	(1)	(9)	(11)

Adjusted operating segment income (1)	$60	$87	$85	$82	$314

Foodservice/Other

	Fiscal 2012
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$293	$294	$244	$249	$1,080
Less:
Dispositions	34	18	3	—	55

Adjusted net sales (1)	$259	$276	$241	$249	$1,025

Operating segment income	$25	$29	$16	$9	$79
Less: Increase/(decrease) in operating segment income from:
Dispositions	4	3	1	—	8
Restructuring actions	(1)	(1)	—	(2)	(4)
Accelerated depreciation	—	—	(1)	(3)	(4)

Adjusted operating segment income (1)	$22	$27	$16	$14	$79

	Fiscal 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$288	$301	$262	$285	$1,136
Less:
Dispositions	36	35	32	32	135

Adjusted net sales (1)	$252	$266	$230	$253	$1,001

Operating segment income	$24	$35	$19	$7	$85
Less: Increase/(decrease) in operating segment income from:
Dispositions	1	—	1	1	3
Restructuring actions	—	—	(1)	(2)	(3)
Accelerated depreciation	(2)	—	—	—	(2)
Impairment charges	—	—	—	(15)	(15)

Adjusted operating segment income (1)	$25	$35	$19	$23	$102

(1)	Adjusted net sales and Adjusted operating segment income are non-GAAP financial measures. See detailed explanation of these non-GAAP measures at the end of this report.

Australian Bakery

	Fiscal 2012
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$38	$35	$30	$33	$136

Adjusted net sales (1)	$38	$35	$30	$33	$136

Operating segment income	$2	$3	$(2)	$(5)	$(2)
Less: Increase/(decrease) in operating segment income from:
Restructuring actions	—	—	—	(3)	(3)
Pension curtailment/withdrawal/other	—	—	—	(3)	(3)

Adjusted operating segment income (1)	$2	$3	$(2)	$1	$4

	Fiscal 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Net Sales	$36	$35	$29	$35	$135

Adjusted net sales (1)	$36	$35	$29	$35	$135

Operating segment income	$2	$(1)	$—	$(3)	$(2)

Adjusted operating segment income (1)	$2	$(1)	$—	$(3)	$(2)

(1)	Adjusted net sales and Adjusted operating segment income are non-GAAP financial measures. See detailed explanation of these non-GAAP measures at the end of this report.

Explanation of Non-GAAP Financial Measures

Management measures and reports Hillshire Brands’ financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this report, Hillshire Brands highlights certain items that have significantly impacted the company’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total company for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; consulting and advisory costs; lease and contractual obligation exit costs; impairment charges; pension partial withdrawal liability charges; debt extinguishment costs; spin-off related costs; tax charges on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; gains on the sale of discontinued operations; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Hillshire Brands or the applicable business segment or discontinued operations and to enable more meaningful comparability between financial results from period to period. Additionally, Hillshire Brands believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the company.

This report contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items and the impact of dispositions. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Hillshire Brands’ business that, when viewed together with Hillshire Brands’ financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Hillshire Brands’ historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding the impact of significant items. Management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Hillshire Brands’ historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining achievement of incentive compensation. Two of the three performance measures under Hillshire Brands’ annual incentive plan are net sales and operating income, which are the reported amounts as adjusted for significant items and possibly other items. Operating income, as adjusted for significant items, also may be used as a component of Hillshire Brands’ long-term incentive plans. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

The following is an explanation of the non-GAAP financial measures presented in this report.

“Adjusted net sales” for continuing operations excludes from net sales as reported the impact of businesses that have been exited or divested for all periods presented but does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.

“Adjusted operating segment income” for all business segments combined or for an indicated business segment excludes from the applicable operating segment income measure the impact of significant items recognized by that portion of the business during the fiscal period presented and excludes the results of businesses that have been exited or divested for all periods presented but does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.